Exhibit 99.1

Presentation Regarding a Proposal for Jos. A. Bank November 26, 2013

Cautionary note regarding forward-looking statements This presentation contains forward-looking information. Forward-looking statements are not guarantees of future performance and a variety of factors could cause actual results to differ materially from the anticipated or expected results expressed in or suggested by these forward-looking statements. The forward-looking statements are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be significantly impacted by various factors, including, but not limited to: actions by governmental entities, domestic and international economic activity and inflation, success, or lack thereof, in executing our internal operating plans and new store and new market expansion plans, including successful integration of acquisitions, performance issues with key suppliers, disruption in buying trends due to homeland security concerns, severe weather, foreign currency fluctuations, government export and import policies, aggressive advertising or marketing activities of competitors; and legal proceedings. Future results will also be dependent upon our ability to continue to identify and complete successful expansions and penetrations into existing and new markets and our ability to integrate such expansions with our existing operations. These statements also include assumptions about our offer to acquire Jos. A. Bank (including its benefits, results, effects and timing) that may not be realized. Risks and uncertainties related to the proposed transaction include, among others: in the event a definitive transaction agreement is executed, the risk that Jos. A. Bank’s shareholders do not approve the transaction; uncertainties as to the timing of the transaction; the risk that regulatory or other approvals required for the transaction are not obtained, the risk that the other conditions to the closing of the transaction are not satisfied; and, in the event the transaction is consummated, risks related to the costs and difficulties related to the integration of Jos. A. Bank’s businesses and operations with Men’s Wearhouse’s business and operations; the inability to obtain, or delays in obtaining, cost savings and synergies from the transaction; unexpected costs, charges or expenses resulting from the transaction; litigation relating to the transaction; and the inability to retain key personnel. Other factors that may impact the forward-looking statements are described in the Company’s annual report on Form 10-K for the fiscal year ended February 2, 2013 and Forms 10-Q. Men’s Wearhouse is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise. For additional information on Men’s Wearhouse, please visit the Company’s websites at www.menswearhouse.com, www.mooresclothing.com, www.kgstores.com, www.twinhill.com, www.dimensions.co.uk and www.alexandra.co.uk. 2

Transaction summary Compelling strategic and financial opportunity Why Men’s Wearhouse is the right acquiror Agenda

The Men’s Wearhouse and Jos. A. Bank combination: compelling strategic rationale In considering Jos. A. Bank’s earlier proposal to acquire Men’s Wearhouse, the Board of Directors of Men’s Wearhouse firmly concluded that the interests of our shareholders are best served through the execution of our strategic plan by our management team As we evaluated our alternatives, we carefully analyzed the Jos. A. Bank business, concluded that a combination of the two businesses has compelling strategic rationale, and have specific ideas on how to better position the Jos. A. Bank brand and business in the market and operate in a more efficient manner We are excited to submit a proposal to acquire Jos. A. Bank in an all-cash transaction that has the potential to deliver substantial benefits to our respective shareholders, employees and customers Given our advantage in scale, growth and performance, we believe a combination between Men’s Wearhouse and Jos. A. Bank is best facilitated under our leadership: Larger company acquiring the smaller, which is typical in a strategic combination of this nature Substantially lower leverage affords both brands the operational flexibility to execute on their strategic plan Not subject to costly third-party equity financing, retaining the value of a combination for our shareholders Transaction execution and integration led by a management team with a proven track record of executing strategic acquisitions We believe there are a number of strategic benefits in the combination, including improved purchasing efficiencies, optimization of customer service and marketing practices and rationalization of duplicative operating functions 4

Transaction highlights

Consideration

- All-cash offer of $55.00 per share for all Jos. A. Bank shares
- Implied Enterprise Value of approximately $1.2 billion [1]

Valuation & Premium

- 9.1x Implied Enterprise Value to LTM Adjusted EBITDA [2], a significant premium to Jos. A. Bank's proposal for Men's Wearhouse
- 45% premium to Jos. A. Bank's unaffected enterprise value [1] and 32% premium to Jos. A. Bank's closing share price as of October 8, 2013, the day prior to Jos. A. Bank's public proposal to acquire Men's Wearhouse
  - As Jos. A. Bank's $333 million cash balance [1] represents a significant portion of its equity value at approximately $11.90 per share, or 29% of the unaffected market capitalization [1], we believe a premium to enterprise value represents the most meaningful measure of the value being offered to Jos. A. Bank shareholders, paying a premium for the operating business and valuing the Jos. A. Bank cash dollar for dollar
  - This represents a slightly higher premium than Jos. A. Bank's proposal for Men's Wearhouse

Significant Synergies

- $100 - $150 million of run-rate annual synergies realized over 3 years

Accretion

- Substantially accretive to Men's Wearhouse's earnings in year 1 (20%+)

Financing

- Proposal not conditioned on financing
- Transaction will be financed through cash on hand and debt financing
- Men's Wearhouse's offer does not require any costly third-party equity investment
- Pro forma debt / LTM Adjusted EBITDA of ~2.8x [3]

Source: Public filings.
(1) Assumes approximately 28 million shares outstanding and $333 million of cash, cash equivalents and short-term investments on balance sheet as of August 3, 2013 per Jos. A. Bank public filings.
(2) Based on LTM Adjusted EBITDA of $133 million as of August 3, 2013 per Jos. A. Bank public filings. See Appendix for calculation and GAAP Reconciliation.
(3) Based on estimated pro forma debt and pro forma LTM Adjusted EBITDA as of August 3, 2013 excluding transaction costs and other nonrecurring and non-cash charges and including partial credit for estimated run-rate synergies.

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Transaction summary Compelling strategic and financial opportunity Why Men’s Wearhouse is the right acquiror Agenda

Compelling strategic and financial opportunity Significant synergy potential 1 Creates the premier men’s apparel retailer Complementary business model broadens customer reach 2 3 Compelling financial rationale 4 7

Creates the premier men’s apparel retailer Men’s Wearhouse (1) Jos. A. Bank (1) Total Stores LTM Sales LTM Adjusted EBITDA % Adjusted EBITDA Margin 1,137 $2,503 $285 11.4% 1 Total Stores LTM Sales LTM Adjusted EBITDA % Adjusted EBITDA Margin 611 $1,016 $133 13.1% Pro forma Total Stores LTM Sales LTM Adjusted EBITDA (2) % Adjusted EBITDA Margin (2) 1,748 $3,519 $543 15.4% Note: Dollars in millions As of August 3, 2013 per public filings. See Appendix for GAAP Reconciliation. Pro forma for run rate annual synergies of $125 million based on midpoint of $100 - $150 million of run-rate annual synergies realized over 3 years. Per equity research. Men’s Wearhouse data excludes Moores and K&G; includes tuxedo rental. U.S. men’s apparel retail sales, 2012 (3) + Enhanced scale enables both Men’s Wearhouse and Jos. A. Bank to surpass their nearest competitors, becoming the 4th largest U.S. men’s apparel retailer Department Stores Specialty stores 8 $5,537 $3,663 $2,727 $1,581 $1,882 $1,581 $1,148 $1,049 $868 $816 $420 $400 $1,049 $2,630 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000

Complementary business model broadens customer reach Men’s Wearhouse Jos. A. Bank 2 Core Customer Customer Loyalty Program Product Mix (2) Tailored Non-Tailored Ladies Other Services Corporate Suits Shirts, Ties, Shoes, etc. Sportswear Slacks, Sport Coats, Formal 25 – 55 years old Style-conscious and contemporary Range of classic styles and modern fits Target annual household income of $75K 35 – 55 years old (1) Traditional and conservative customer Tends to be more affluent Annual household income of $100-125K (1) Source: Public filings and Jos. A. Bank investor presentation dated October 9, 2013. Jos. A. Bank investor presentation dated October 9, 2013. Men’s Wearhouse Tailored includes suits, suit separates, sport coats and slacks; Non-Tailored includes sport coats, casual slacks, knits and woven sport shirts, sweaters and casual shoes; Other services includes alterations and retail dry cleaning service. $50 reward for every $500 spent $30 off every tuxedo rental Special birthday offer No customer loyalty program, only a corporate program Significant opportunity to implement a program Brands Primarily Private label: National brands: Owned / exclusive brands: Tuxedo 9 37% 28% 16% 10% 6% 3% 37% 25% 19% 19%

Significant synergy potential Leverage Men’s Wearhouse’s vertical direct sourcing model Review and optimize combined sourcing model, potential to rationalize Jos. A. Bank’s agency sourcing fees Enhance purchasing capabilities through increased scale Implement Men’s Wearhouse’s culture of service to increase Jos. A. Bank customer engagement Implement customer loyalty program Rationalize higher advertising spend as a percent of sales Leverage combined marketing budgets and purchasing scale Streamline management structure leveraging the most qualified individuals from both organizations Optimize regional management structure by leveraging store density Eliminate duplicative corporate overhead functions Improved purchasing efficiencies Optimize customer service and marketing practices Duplicative operating functions 3 $100 - $150 million of run-rate annual synergies realized over 3 years 10

Compelling financial rationale Significant accretion to shareholders Substantially accretive to Men’s Wearhouse’s earnings in year 1 Significant shareholder value creation Excludes transaction and one-time integration costs 4 Cash flow enables rapid deleveraging Men’s Wearhouse’s prudent pro forma capital structure will afford both brands with the operational flexibility to execute their respective strategies Transaction will be financed through cash on hand and debt financing Pro forma debt / LTM Adjusted EBITDA of ~2.8x (1) Combination will generate significant free cash flow, enabling rapid deleveraging and strong future return of capital Men’s Wearhouse intends to maintain its quarterly dividend of $0.18 per share 20%+ accretive (1) Based on estimated pro forma debt and pro forma LTM Adjusted EBITDA as of August 3, 2013 excluding transaction costs and other nonrecurring and non-cash charges and including partial credit for estimated run-rate synergies. (1) Pro Forma Debt / Adjusted EBITDA 11 Status Quo Forward EPS Pro Forma Forward EPS 0.0x 1.0x 2.0x 3.0x Pro Forma FY 2014E FY 2015E

Transaction summary Compelling strategic and financial opportunity Why Men’s Wearhouse is the right acquiror Agenda

Why Men’s Wearhouse is the right acquiror Not subject to costly third-party equity financing, retaining the value of a combination for our shareholders 1 Larger company acquiring the smaller, which is typical in a strategic combination of this nature Substantially lower leverage affords both brands the operational flexibility to execute on their strategic plans 2 3 Transaction execution and integration led by a management team with a proven track record of executing strategic acquisitions 4 Given Men’s Wearhouse’s scale, growth and performance advantages, a combination between Men’s Wearhouse and Jos. A. Bank is best facilitated with Men’s Wearhouse as the acquiror 13

Men’s Wearhouse is well-positioned to capitalize on the Jos. A. Bank opportunity Extensive design and sourcing capabilities Deep-rooted corporate culture focused on employee engagement to deliver superior customer service Our strategic principles have positioned us to capitalize on this compelling strategic combination Strong market dynamics with an industry leading position and national store footprint Distinct value proposition with an attractive customer profile Committed to creating shareholder value through disciplined acquisition strategy and consistent return of capital Proven management team with unmatched industry experience 14

Demonstrated track record of successful acquisitions Significant expertise in business integrations, having integrated over 600 stores and over 7,000 employees in connection with MW’s acquisition of Joseph Abboud, After Hours and Moores Key Men’s Wearhouse acquisitions Iconic American designer brand with tailored clothing crafted in the United States Year acquired: 2013 Deal value: $98mm Employees: Approximately 450 (1) Leading men’s formalwear chain in the United States with preferred marketing arrangement with David's Bridal Year acquired: 2007 Deal value: $70mm Stores: 509 (1) Employees: Approximately 4,500 (1) One of Canada’s leading specialty men’s retailers with extensive assortment of fits and sizes Year acquired: 1999 Deal value: $121mm Stores: 115 (1) Employees: Approximately 2,300 (1) Source: Public filings. Based on number of stores and employees at time of acquisition. 15

Preliminary integration plan Men’s Wearhouse’s culture of rewarding employee performance will enable a smooth integration No re-branding or remodels required – Jos. A. Bank’s store banner will remain in place Jos. A. Bank’s strong and capable middle and upper-middle management will be well-positioned to play an active role in the integration of the two companies and beyond Men’s Wearhouse’s deep-rooted corporate culture of customer service will appeal to Jos. A. Bank’s employees and customers Management will consist of the most qualified individuals from both organizations Higher customer engagement and loyalty driven through improved marketing, merchandising and customer service strategy and combined customer loyalty program Men’s Wearhouse’s vertical direct sourcing model to be leveraged to improve combined merchandising and sourcing across the businesses Best practices from both Men’s Wearhouse and Jos. A. Bank to be implemented 16

Long history as a prudent steward of capital

- Men's Wearhouse has consistently returned significant capital to shareholders
  - Over $335 million returned since January 2011, including over ~$250 million of share repurchases
  - Men's Wearhouse has more than doubled its quarterly dividend since 2009
- Men's Wearhouse intends to maintain its current quarterly dividend of $0.18 per share
- The Company intends to moderate near-term share repurchases to focus on delevering but intends to reinstate a share repurchase policy as soon as practicable

Dividend yield



2.0% (1)
1.1% (2)
0.0% (2)
MW
Selected Peers
JOSB

Buyback yield (3)



11.4%
5.4%
0.0%
MW
Selected Peers
JOSB

Men's Wearhouse   Selected Peers (4)   Jos. A. Bank

Source: Public filings, FactSet and CapitalIQ as of October 8, 2013.
Note: Metrics reflect Q1 2012 – YTD.
(1) Calculated as most recent annualized dividend payment divided by unaffected stock price as of 10/08/13.
(2) Calculated as most recent annualized dividend payment divided by stock price as of 10/08/13.
(3) Calculated as share repurchases divided by average equity value.
(4) Includes ANN, ASNA, CATO, CHS, EXPR, LTD, ROST and TJX.

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Experienced management team

Management	Industry experience	Tenure	Relevant experience
Doug Ewert *President & Chief Executive Officer*	• 25+ years	• 18 years	• CEO since June 2011 • President and Chief Operating Officer of Men's Wearhouse • Executive VP and General Merchandise Manager
Jon Kimmins *Chief Financial Officer & Treasurer*	• 30+ years	• <1 year	• CFO, Li & Fung USA • Executive VP, Business Development at Toys R US Inc. • Senior VP and Treasurer at Toys R US Inc.
David Edwab *Vice Chairman*	• 30+ years	• 22 years	• President of Men's Wearhouse, COO, CFO, Treasurer • Senior Managing Director at Bear Stearns • Partner at Deloitte & Touche
Joseph Abboud[1] *Chief Creative Director*	• 30+ years	• 1 year	• Founder, Chairman Emeritus and Design Leader for JA Apparel Corp. • President and Chief Creative Officer of HMX Group
Mary Beth Blake *EVP, Chief Merchandising Officer*	• 25+ years	• 5 years	• President of K&G Fashion Superstore • Macy's Midwest Division Senior VP, General Merchandise Manager for men's and children's
Scott Norris *EVP, Merchandising*	• 30+ years	• 17 years	• SVP GMM, VP GMM, DMM of Dress & Furnishings • Macy's West executive training program
William Silveira *EVP, Manufacturing*	• 30+ years	• 16 years	• VP, Merchandising and Sourcing at Kizan International • Buyer at Carter Hawley Hale

1 Pursuant to a consulting arrangement with the Company

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Experienced management team

Management	Industry experience	Tenure	Relevant experience
Mark Neutze *EVP, Store Operations*	• 25+ years	• 18 years	• SVP, VP, Regional Manager, District Manager , Manager and Assistant Store Manager at Men's Wearhouse
Carole Souvenir *Chief Legal Officer and EVP, Employee Relations*	• 25+ years	• 15 years	• SVP, Employee Relations and VP of Employee Relations • Partner at Miller, Nash, Wiener, Hager & Carlson
Charles Bresler, Ph.D. *Executive Vice President*	• 20+ years	• 21 years	• Executive VP, Marketing and HR at Men's Wearhouse • Executive VP of Stores, Marketing and Human Development at Men's Wearhouse
Susan Neal *EVP of Marketing, E-Commerce & Digital Technology*	• 15+ years	• 3 years	• Direct Marketing/CRM, PR, E-Commerce and Online Media, International Business Development and Investor Relations at Gymboree
Matt Stringer *Senior Vice President of Marketing*	• 15+ years	• 14 years	• VP of Marketing, Advertising Director, Brand Manager, Broadcast Production Manager, Broadcast Production Fashion Superstore and Advertising Assistant
Jamie Bragg *EVP, Distribution*	• 20+ years	• 21 years	• SVP, VP Tuxedo Operations at Men's Wearhouse • COO of Global Custom Commerce • Director of DC, Operations Manager at Men's Wearhouse
Simon Hughes *CEO, Dimensions*	• 25+ years	• 3 years	• Managing Director at Dimensions Corporatewear Ltd. • General Manager at Sketchley
Mike Nesbit *President, MW Cleaners*	• 40+ years	• 10 years	• Founder, Nesbit's Cleaners

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Compelling strategic and financial opportunity Significant synergy potential 1 Creates the premier men’s apparel retailer Complementary business model broadens customer reach 2 3 Compelling financial rationale 4 20

Appendix

Jos. A. Bank Capitalization Summary Source: SEC filings and Capital IQ. Note: Dollars and shares in millions, except per share values. Based on Jos. A. Bank closing share price as of October 8, 2013, the day prior to Jos. A. Bank's public proposal to acquire Men's Wearhouse. Source: Jos. A. Bank Form 10-Q dated August 3, 2013. Basic share count as of August 28, 2013. Jos. A. Bank cash includes cash, cash equivalents and short-term investments. See Appendix for GAAP reconciliation. 22 Unaffected (1) Men's Wearhouse Offer Per Share Value $41.66 $55.00 Jos. A. Bank Shares (2) 28.0 28.0 Implied Jos. A. Bank Market Capitalization $1,166 $1,539 Less: Jos. A. Bank Cash (2) (333) (333) Implied Jos. A. Bank Enterprise Value $833 $1,206 Jos. A. Bank LTM Adjusted EBITDA (as of August 3, 2013) (3) 133.2 133.2 Implied Enterprise Value to LTM Adjusted EBITDA 6.3x 9.1x Cash per Jos. A. Bank Share $11.90 $11.90 Cash as a Percent of Market Capitalization 29% 22%

Men's Wearhouse GAAP Reconciliation: Net Sales and Adjusted EBITDA Source: SEC filings and Capital IQ. Note: Dollars in millions. Totals may not foot due to rounding. 23 Fiscal Year 6 Months Ended LTM 2011 2012 7/28/2012 8/3/2013 8/3/2013 Total Net Sales $2,382.7 $2,488.3 $1,248.9 $1,263.8 $2,503.2 Net Earnings Attributable to Common Shareholders $120.6 $131.7 $86.3 $76.0 $121.5 Net (Earnings) Loss attributable to Non-controlling Interest (0.1) 0.3 (0.1) (0.1) 0.4 Provision for Income Taxes 63.9 65.6 45.7 42.8 62.7 Interest Income (0.4) (0.6) (0.3) (0.3) (0.7) Interest Expense 1.4 1.5 0.9 0.9 1.5 Depreciation and Amortization 76.0 85.0 41.8 43.5 86.7 Unadjusted EBITDA $261.4 $283.5 $174.3 $162.8 $272.0 Goodwill Impairment 0.0 0.0 0.0 9.5 9.5 Acquisition and Acquisition Related Integration Costs 3.8 0.0 0.0 2.9 2.9 Asset Impairment Charges 2.0 0.5 0.1 0.0 0.5 Adjusted EBITDA $267.2 $284.0 $174.4 $175.2 $284.8

Jos. A. Bank GAAP Reconciliation: Net Sales and Adjusted EBITDA Source: SEC filings and Capital IQ. Note: Dollars in millions. Totals may not foot due to rounding. 24 Fiscal Year 6 Months Ended LTM 2011 2012 7/28/2012 8/3/2013 8/3/2013 Total Net Sales $979.9 $1,049.3 $461.7 $428.6 $1,016.2 Net Income $97.5 $79.7 $38.0 $22.3 $64.0 Provision for Income Taxes 62.0 49.1 23.7 14.0 39.5 Interest Expense 0.3 0.0 0.0 0.0 0.0 Interest Income (0.3) (0.4) (0.2) (0.3) (0.5) Depreciation and Amortization 26.1 28.5 13.7 14.7 29.4 Unadjusted EBITDA $185.5 $156.9 $75.3 $50.7 $132.4 Asset Impairment 0.3 0.8 0.0 0.0 0.8 Adjusted EBITDA $185.8 $157.7 $75.3 $50.7 $133.2